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                                EXHIBIT 10.17B



                              September 18, 1998



Mr. Peter J. Moerbeek
Vice President and Chief Financial Officer
Southwest Water Company
225 North Barranca Avenue, Suite 200
West Covina, California 91791


               Re: Amended and Restated Credit Agreement
                   -------------------------------------

Dear Mr. Moerbeek:

          Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of December 23, 1997 (the "Credit Agreement") between
                                              ----------------
Southwest Water Company, a Delaware corporation ("Borrower"), and Mellon Bank,
                                                  --------
N.A., a national association ("Bank").  Pursuant to Section 6.02(h) of the
                               ----
Credit Agreement, Borrower has asked that Bank consent to an advance by Borrower to the City of Sunland Park, New Mexico ("Sunland Park") in an amount not to
                                          ------------
exceed One Million Eight Hundred Thousand Dollars ($1,800,000). Bank hereby consents to such advance, provided, however (a) no Event of Default has occurred
                          --------  -------
and is continuing, (b)such advance shall not exceed One Million Eight Hundred Thousand Dollars ($1,800,000), (c) Sunland Park shall enter into a management agreement with ECO Resources, Inc., a subsidiary of Borrower, (the "ECO -
                                                                   ------
Sunland Park Agreement") and (d) Borrower agrees to immediately notify Bank of
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any payment defaults by Sunland Park under the ECO - Sunland Park Agreement.

          The foregoing consent is not a continuing consent, and Bank does not hereby amend the various terms and provisions of the Credit Agreement and shall be free to exercise any and all of its various rights and remedies under the Credit Agreement upon the conditions set forth therein.
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Southwest Water Company
September 18, 1998
Page 2 of 2


          Please indicate your agreement with the foregoing by signing in the space provided below.



Very Truly Yours,

MELLON BANK, N.A
A NATIONAL ASSOCIATION.


/s/ KEVIN D. KELLY
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Kevin D. Kelly
Vice President



ACKNOWLEDGED AND AGREED:

SOUTHWEST WATER COMPANY,
A DELAWARE CORPORATION


/s/ PETER J. MOERBEEK
---------------------
Peter J. Moerbeek
Vice President and Chief Financial Officer


/s/ STEPHEN J. MUZI
---------------------
Stephen J. Muzi
Corporate Controller